                                                                  Exhibit 23.1.5


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Registration Statement on Form S-1 of our report dated August 16, 1996, on our audits of the financial statements of Hickman Nissan, Inc. We also consent to the reference to our firm under the caption "Experts".


                                          /s/ Coopers & Lybrand L.L.P.
                                          Coopers & Lybrand L.L.P.


Atlanta, Georgia
September 12, 1996